Long-Term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt
5.	Long-Term Debt

	As of September 30, 2011
	iPayment, Inc.	iPayment Holdings, Inc.
($ in thousands)	(unaudited)	(unaudited)
Long-term debt:
10.25% Notes	$400,000	$400,000
15.00%/15.00% Notes	—	125,000
Discount on 15.00%/15.00% Notes, net of amortization of $62	—	(1,104)
New Senior Secured Credit Facilities	374,000	374,000
Discount on New Senior Secured Credit Facilities	(1,771)	(1,771)

Total long-term debt	$772,229	$896,125

On May 6, 2011, iPayment completed an offering of $400.0 million in aggregate principal amount of 10.25% Senior Notes due 2018 and Holdings completed an offering of 125,000 Units, consisting of $125.0 million in aggregate principal amount of 15.00%/15.00% Senior Notes due 2018 and 125,000 Warrants. iPayment also completed the closing of its $450.0 million New Senior Secured Credit Facilities. The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's then existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's then existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' then existing PIK toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fees and other related fees and expenses discussed in Note 11.

10.25% Notes

The 10.25% Notes were issued pursuant to an indenture, dated as of May 6, 2011 (the "10.25% Notes Indenture"), among the Company, each of the guarantors identified therein and Wilmington Trust FSB (predecessor to Wilmington Trust, National Association), as trustee (the "Trustee"). iPayment will pay interest on the 10.25% Notes in cash on November 15 and May 15 of each year at a rate of 10.25% per annum. Interest on the 10.25% Notes will accrue from and including the issue date of the 10.25% Notes, and the first interest payment date will be November 15, 2011. The 10.25% Notes will mature on May 15, 2018. The 10.25% Notes Indenture contains covenants that, among other things, restrict iPayment and its restricted subsidiaries' ability to pay dividends, redeem stock or make other distributions or restricted payments, make certain investments, incur or guarantee additional indebtedness, create liens, agree to dividend and payment restrictions affecting restricted subsidiaries, consummate mergers, consolidations or other business combinations, designate subsidiaries as unrestricted, change its or their line of business, or enter into certain transactions with affiliates. The covenants in the 10.25% Notes Indenture generally permit iPayment to distribute funds to Holdings, iPayment's direct parent, to make interest payments on the 15.00%/15.00% Notes to the extent required to be paid in cash by the terms of the indenture governing such notes and for certain other operating expenses of Holdings.

Notes to unaudited consolidated financial statements – (Continued)

The 10.25% Notes Indenture also provides for customary events of default including non-payment of principal, interest or premium, failure to comply with covenants, and certain bankruptcy or insolvency events.

New Senior Secured Credit Facilities

iPayment also entered into a Credit Agreement, dated May 6, 2011 (the "Credit Agreement"), with Holdings, the subsidiaries of iPayment identified therein as guarantors, JPMorgan Chase Bank, N.A. and the other lenders party thereto. The New Senior Secured Credit Facilities consist of (i) a six-year, $375.0 million term facility and (ii) a five-year, $75.0 million revolving facility, which includes a swing line loan facility and letter of credit facility and is available from time to time until the fifth anniversary of the closing date of the New Senior Secured Credit Facilities (or in the case of the letter of credit facility, five business days prior to the fifth anniversary). The terms of the New Senior Secured Credit Facilities give iPayment the ability, subject to certain conditions, to request an increase in the amount of the revolving facility in an aggregate amount of up to $25.0 million.

The interest rates under the New Senior Secured Credit Facilities (other than in respect to swing line loans, which will accrue interest at the base rate described below) are calculated, at iPayment's option, at either the Eurodollar rate (which is the higher of BBA LIBOR, and in respect of the term facility, 1.50%) or the base rate (which is the highest of JPMorgan Chase Bank, N.A.'s prime rate, the Federal Funds effective rate plus 0.50%, the one-month Eurodollar rate plus 1.00%, and in respect of the term facility, 2.50%) plus, in each case, the applicable margin which differs for the term facility and the revolving facility (and, which in the case of the revolving facility is subject to adjustment based on a pricing grid set forth in the Credit Agreement). Overdue principal, interest, fees and other amounts bear interest at a rate that is 2.00% above the rate then borne by such borrowing or the base rate in respect of the term facility, as applicable. iPayment also pays a quarterly commitment fee equal to 0.625% on the unused portion of the revolving facility which can decline to 0.375% of such unused portion based upon our consolidated leverage ratio as determined in accordance with the related pricing grid set forth in the Credit Agreement.

At September 30, 2011, iPayment had $358.7 million of term loans outstanding, net of discount of $1.8 million at a weighted average interest rate of 5.75% and $13.5 million of borrowings under its revolving facility.

The Credit Agreement contains certain customary covenants that, subject to certain exceptions, restrict iPayment and its subsidiaries' ability to, among other things (i) declare dividends or redeem or repurchase equity interests by iPayment or its subsidiaries; (ii) prepay, redeem or purchase certain debt; (iii) incur liens and engage in sale-leaseback transactions; (iv) make loans and investments; (v) incur additional indebtedness; (vi) amend or modify specified debt and other material agreements; (vii) engage in mergers, acquisitions and asset sales; (viii) change accounting policies; (ix) become a general partner; (x) enter into speculative transactions; (xi) transact with affiliates; and (xii) engage in businesses that are not related to iPayment's existing business. In addition, under the Credit Agreement, iPayment will be required to comply (subject to a right to cure in certain circumstances) with specified financial ratios and tests, including a minimum consolidated interest coverage ratio and a maximum senior secured leverage ratio.

In addition, the Credit Agreement contains certain customary affirmative covenants, including requirements for financials reports and other notices from iPayment.

Events of default, which are subject to grace periods and exceptions, as set forth in the Credit Agreement include, among others: (i) iPayment's failure to pay principal or interest or any other amount when due under the Credit Agreement; (ii) any representation or warranty proving to have been materially incorrect; (iii) covenant defaults; (iv) judgment defaults; (v) customary ERISA defaults; (vi) invalidity of loan documents or impairment of collateral; (vii) events of bankruptcy; (viii) a change of control; (ix) cross-default to material debt; and (x) cancellation or termination of a material contract, in certain circumstances.

Notes to unaudited consolidated financial statements – (Continued)

15.00%/15.00% Notes

The 15.00%/15.00% Notes were issued pursuant to an indenture, dated as of May 6, 2011 (the "15.00%/15.00% Notes Indenture"), between Holdings and the Trustee. Interest on the 15.00%/15.00% Notes will accrue from and including the issue date of the 15.00%/15.00% Notes, and the first interest payment date will be November 15, 2011. The 15.00%/15.00% Notes will mature on November 15, 2018. For any interest period through and including May 15, 2015, Holdings may elect to pay interest on the 15.00%/15.00% Notes (i) entirely in cash ("cash interest") or (ii) pay interest on 50% of the outstanding principal amount of the 15.00%/15.00% Notes in cash interest and on 50% of the outstanding principal amount of the 15.00%/15.00% Notes by increasing the principal amount of the outstanding 15.00%/15.00% Notes or by issuing additional 15.00%/15.00% Notes ("PIK interest"). Notwithstanding the foregoing, Holdings will pay cash interest on the 15.00%/15.00% Notes to the extent that iPayment would, on the date notice of such election is required to be made, be permitted pursuant to its debt agreements to pay a dividend or distribution to Holdings in an amount sufficient to pay such cash interest on the relevant interest payment date. After May 15, 2015, Holdings will pay cash interest on the 15.00%/15.00% Notes, subject to certain rights to pay partial PIK interest for up to two additional interest periods.

Cash interest and PIK interest each accrue at a rate of 15.00% per annum. If Holdings' leverage ratio exceeds 7.25 to 1.00 as of the most recent quarter end prior to an interest payment date, then for the interest period ending on such date, the interest rate will be retroactively increased by 2.00% in the form of PIK interest. The 15.00%/15.00% Notes will bear interest on the increased principal amount thereof from and after the applicable interest payment date on which a payment of PIK interest is made. Holdings must elect the form of interest payment with respect to each interest period not later than the beginning of each interest period. In the absence of such an election, Holdings will pay interest according to the election for the previous interest period. Interest for the first interest period will be paid 50% as cash interest and 50% as PIK interest.

The 15.00%/15.00% Notes Indenture contains covenants that, among other things, restrict Holdings and its restricted subsidiaries' ability to pay dividends, redeem stock or make other distributions or restricted payments, make certain investments, incur or guarantee additional indebtedness, create liens, agree to dividend and payment restrictions affecting restricted subsidiaries, consummate mergers, consolidations or other business combinations, designate subsidiaries as unrestricted, change its or their line of business, or enter into certain transactions with affiliates. The 15.00%/15.00% Notes Indenture also provides for customary events of default including non-payment of principal, interest or premium, failure to comply with covenants, and certain bankruptcy or insolvency events.

The 125,000 Units issued by Holdings on May 6, 2011, consists of $125.0 million in aggregate principal amount of 15.00%/15.00% Notes and Warrants to purchase 125,000 shares of common stock at $0.01 per share, subject to adjustment upon the occurrence of certain events described in the warrant agreement entered into by Holdings and Wilmington Trust, National Association (as successor to Wilmington Trust FSB) (the "Warrant Agreement"). The proceeds from the issuance of the Units were allocated between the 15.00%/15.00% Notes and the Warrants based on the relative fair value of the items. The fair value of the Warrants was computed using the following assumptions:

Notes to unaudited consolidated financial statements – (Continued)

As of May 23, 2011
Common stock at fair market value	$9.43
Exercise Price	$0.01
Term	7.5 years
Volatility	42.68%
Risk-free interest rate	2.54%
Dividend yield	—

The total proceeds from the issuance of the Units was $121.8 million, net of issuance costs of $3.2 million. The valuation resulted in $1.2 million of the gross proceeds being allocated to the Warrants and accordingly, was recorded as a debt discount as of May 23, 2011. The Warrants will be exercisable during the period commencing at the opening of business on the Separation Date (as defined in the Warrant Agreement) and ending at 5:00 p.m., New York City time, on November 15, 2018. See Note 12 for further discussion of the separation of the 15.00%/15.00% Notes and the Warrants.

The descriptions set forth in this Note 5 are intended to be summaries only, are not complete and are qualified in their entirety by reference to the full and complete terms contained in the 10.25% Notes Indenture (including the form of the notes attached thereto), the 15.00%/15.00% Notes Indenture (including the form of the notes attached thereto), the Credit Agreement and the Warrant Agreement. Copies of the 10.25% Notes Indenture and the Credit Agreement are included as Exhibits 4.1 and 10.1, respectively, to iPayment's Current Report on Form 8-K filed with the SEC on May 12, 2011, and copies of the 15.00%/15.00% Notes Indenture and the Warrant Agreement are included as Exhibits 4.3 and 10.29, respectively, to this Registration Statement on Form S-4, which, in each case, are incorporated herein by reference.

iPayment and its consolidated subsidiaries had net capitalized debt issuance costs related to the New Senior Secured Credit Facilities of $10.3 million and net capitalized debt issuance costs related to the 10.25% Notes of $9.7 million as of September 30, 2011. Holdings and its consolidated subsidiaries had net capitalized debt issuance costs related to the 15.00%/15.00% Notes of $3.1 million and debt discount related to the Warrants of $1.1 million as of September 30, 2011.

These costs are being amortized to interest expense with amounts computed using an effective interest method over the life of the related debt instruments.

Amortization expense of iPayment and its consolidated subsidiaries related to the debt issuance costs for the New Senior Secured Credit Facilities and the 10.25% Notes were $0.5 million and $0.4 million, respectively, for the period from May 24 through September 30, 2011. Amortization expense of Holdings and its consolidated subsidiaries related to the debt issuance costs for the 15.00%/15.00% Notes was less than $0.1 million for the period from May 24 through September 30, 2011. Amortization expense of iPayment and its consolidated subsidiaries related to iPayment's previously existing senior secured credit facilities and senior subordinated notes were $0.4 million and $0.4 million, respectively, for the period from January 1 through May 23, 2011. Amortization expense of Holdings and its consolidated subsidiaries related to the 15.00%/15.00% Notes were $0.1 million and $0.1 million for the period from April 1 through May 23, 2011 and January 1 through May 23, 2011, respectively. The remaining unamortized balance of debt issuance costs related to iPayment's previously existing senior secured credit facilities and senior subordinated notes, as well as the remaining unamortized net discount on iPayment's senior subordinated notes in the amount of $2.2 million, $3.3 million and $1.0 million, respectively, were written off to other expense as a result of the Refinancing.

7.	Long-Term Debt

Long-term debt consists of the following (in thousands):

	December 31,
	2010	2009
Previously existing senior secured credit facilities:
Term loans	$420,638	$447,638
Revolver	11,000	10,900
Previously existing senior subordinated notes, net of discount	193,329	192,981

	624,967	651,519
Less: current portion of long-term debt	(5,823)	—

	$619,144	$651,519

iPayment's previously existing senior secured credit facilities consisted of $515.0 million of term loans and a $60.0 million revolving facility, further expandable to $100.0 million. Principal repayments on the term loans were due quarterly in the amount of $1.3 million which began on June 30, 2006, with any remaining unpaid balance due on March 31, 2013. During the quarter ended March 31, 2009, we paid excess cash flow sweep and prepaid quarterly principal payments required by iPayment's previously existing senior secured credit facilities through the second quarter of 2010. Throughout the remainder of 2009, we prepaid the remainder of quarterly principal payments required by iPayment's previously existing senior secured credit facilities. In 2010, we repaid an additional $39.9 million of debt principal beyond the required quarterly principal payments.

Under iPayment's previously existing senior secured credit facilities, we were required to hedge at least 50% of the outstanding balance through May 10, 2008, and accordingly, we entered into interest rate swap agreements with a total notional amount of $260.0 million. These swap agreements expired on December 31, 2010, and our interest rate swap balance at that date was $0. In September 2007, we entered into two additional interest rate swap agreements. The first swap was for a notional value of $100.0 million and expired on September 17, 2008. The second swap was for a notional value of $75.0 million and expired on September 28, 2008. The swap instruments qualified for hedge accounting treatment under ASC 815 "Derivatives and Hedging" (see Note 2 above).

On May 10, 2006, iPayment also issued senior subordinated notes in an aggregate principal amount of $205.0 million, which we refer to as "iPayment's previously existing senior subordinated notes." During 2008, we spent $1.1 million on repurchases of iPayment's previously existing senior subordinated notes. In accordance with ASC 860 "Transfers and Servicing," the repurchase was accounted for as an extinguishment of debt. We reflected this transaction as a reduction in long-term debt within the consolidated balance sheets as of December 31, 2008. At December 31, 2010, iPayment had $194.5 million of outstanding senior subordinated notes and $1.5 million of remaining unamortized discount on its previously existing senior subordinated notes.

We had net capitalized debt issuance costs related to iPayment's previously existing senior secured credit facilities totaling $2.6 million and net capitalized debt issuance costs related to iPayment's senior subordinated notes totaling $3.7 million as of December 31, 2010, which is materially consistent with amounts computed using an effective interest method. These costs are being amortized to interest expense on a straight-line basis over the life of the related debt instruments. Amortization expense related to the debt issuance costs was $2.2 million for the years ended December 31, 2010, 2009, and 2008 and is included within interest expense on the consolidated statements of operations.

Notes to audited consolidated financial statements – (Continued)

The maturities of long-term debt (before unamortized discount) are as follows (in thousands):

Year Ending December 31,	Amount
2011	—
2012	11,000
2013	420,638
2014	193,329
2015	—
Thereafter	—

Total	$624,967